Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. M78529-P55756 Avid Technology, inc. c/o PRoXy SeRviceS P.o. BoX 9112 FARMingdAle, ny 11735 Please indicate if you plan to attend this meeting. 3. To approve, by a non-binding, advisory vote, the compensation paid to the Company's named executive officers. 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year. 4. Approval of our 2014 Stock Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT on October 28, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ElEcTRONIc DElIVERY Of fuTuRE PROXY MATERIAlS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY MAIl Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. !! Yes No AVID TEcHNOlOGY, INc. 1d. Youngme E. Moon 1c. Elizabeth M. Daley 1a. Robert M. Bakish 1b. Louis Hernandez, Jr. Class II Directors to serve until the Company's 2016 annual meeting. Class III Directors to serve until the Company's 2017 annual meeting. The directors being nominated are: 1. The election to the Board of Directors of the two nominees named in the proxy statement as Class II Directors and the two nominees named in the proxy statement as Class III Directors. for Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Please date the proxy card. ! !! ! !! ! !! ! !! ! !! ! !!for Against Abstain! !!The Board of Directors recommends you vote fOR the following proposals: The Board of Directors recommends you vote fOR the following proposals:

AVID TEcHNOlOGY, INc. 2014 Annual Meeting of Stockholders October 29, 2014 This proxy is solicited on behalf of the Board of Directors The undersigned hereby appoints John W. Frederick and Jason A. Duva, and each of them individually, with full power of substitution, as proxies to represent and vote all shares of stock that the undersigned would be entitled to vote, if personally present, at the 2014 Annual Meeting of Stockholders of Avid Technology, Inc. to be held at 75 Network Drive, Burlington, Massachusetts 01803, on Wednesday, October 29, 2014, at 8:00 a.m., EDT, and at any adjournments or postponements of the annual meeting. THIS PROXY, WHEN PROPERlY EXEcuTED, WIll BE VOTED AS DIREcTED BY THE uNDERSIGNED. If NO DIREcTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WIll BE VOTED fOR EAcH Of THE DIREcTOR NOMINEES fOR PROPOSAl 1, fOR PROPOSAl 2, fOR PROPOSAl 3 AND fOR PROPOSAl 4 AND IN THE DIScRETION Of THE PROXIES WITH RESPEcT TO SucH OTHER BuSINESS AS MAY PROPERlY cOME BEfORE THE MEETING. If YOu ElEcT TO VOTE BY MAIl, PlEASE MARK, SIGN, DATE AND RETuRN THIS PROXY cARD PROMPTlY uSING THE ENclOSED REPlY ENVElOPE. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10-K are available at www.proxyvote.com. continued and to be marked, dated and signed on the reverse side. M78530-P55756